OMEGA PROTEIN®


Healthy Lives Through Better Nutrition

Imperial Capital Global Opportunities Conference

September 17, 2015

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. In this presentation and in reports we file or furnish with the SEC, and in related comments by our management, we use words like "anticipate," "appears," "approximately," "believe," "continue," "could," "designed," "effect," "estimate," "evaluate," "expect," "forecast," "goal," "initiative," "intend," "may," "objective," "outlook," "plan," "potential," "priorities," "project," "pursue," "see," "seek," "should," "target," or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgment about possible future events. In making these statements we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. These factors include among others the following:

(1) the Company's ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company's operations or the sale of the Company's products or increase the cost of compliance; (3) the impact of worldwide supply and demand relationships on prices for the Company's products; (4) the Company's expectations regarding demand and pricing for its products proving to be incorrect, and the effect of forward sales of products on the Company's financial results; (5) fluctuations in the Company's quarterly operating results due to the seasonality of the Company's business, estimates of standard cost for inventory and subsequent adjustments to such costs, and the Company's deferral of inventory sales based on worldwide prices for competing products; (6) the Company's ability to realize the anticipated benefits from its acquisitions in the human nutrition business, and specifically, to integrate successfully its most recent acquisition of Bioriginal; (7) the Company's expectations regarding Nutegrity or Bioriginal, their future prospects and the dietary supplement market or the human health and wellness segment generally, proving to be incorrect; (8) increase in the price and shortage of key raw materials that could adversely affect Bioriginal's and Nutegrity's businesses; and (9) the cost of compliance or potential restrictions on sales caused by laws and regulations regarding fish meal or oil importation into foreign jurisdictions. Other factors are described in further detail in the Company's filings with the SEC. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking information whether as a result of new information, future events or otherwise.

Some of the information in this presentation is derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.

Omega Protein At A Glance

our vision

to be the trusted company for innovative, healthy solutions



8
manufacturing facilities



Fishing fleet
30+
vessels



NUTRITION
industry
animal & human



REVENUE
$338M
TTM 6/30/15



~1,100
employees
WORLD-WIDE



EXPORT to
40+
countries

OME
LISTED
NYSE

Leveraged to Key Health & Nutrition Trends



GLOBAL POPULATION[1]

2015e | 7.2 billion



3X Sales GROWTH HEALTH AND WELLNESS products versus conventional[2]



GROWING Global Middle Class[3]

1.8B	3.2B	4.9B
2009	2020	2030



57% consumers WANT more PROTEIN[5]



per capita global FISH CONSUMPTION[6]

1960	2010
22lbs	41lbs



31% increase[4] 2003-2013 POPULATION 60+



by 2030 62% of ALL SEAFOOD will be FARM-RAISED[7]

Sources: World Population- 1. World Bank, 2011; 2. Roth, Bill. "American Consumers Gobble Healthy Foods at Unprecedented Rate". Triple Pundit; 3. Pezzini, Mario. "An Emerging Middle Class." OECD Observer; 4. "Highlights". Administration on Aging. U.S. Department of Health and Human Services; 5. 2014 Food and Health Survey. International Food Information Council (IFIC). 6. "2012 State of World Fisheries and Agriculture Report." United Nation's Food and Agriculture Organization. 7."Fish to 2030: Prospects for Fisheries and Aquaculture." The World Bank.

OMEGA PROTEIN®

Recent Strategic Steps to Growth

OMEGA PROTEIN HAS TAKEN SEVERAL STEPS TO CREATE GROWTH OPPORTUNITIES.

2010

Expanded into Dietary Supplements



2011



Expanded Value Chain

2013

Expanded Protein Platform Beyond Menhaden



2014



Expanded Fatty Acid Platform Beyond Menhaden

Attractive End Markets


plant oils
dairy protein
salmon
pet food
nutra-ceuticals
pork
supplements

Sales by Customer Segment
Estimated TTM 6/30/15


Companion
Livestock
15%
17%
32%
36%
Aquaculture
Food & Supplement

Well–Positioned with Protein & Oil Products

% of Revenue by Product Category TTM 6/30/15


PROTEIN
SPECIALTY OILS & FATTY ACIDS
OTHER NUTRIENTS
46%
50%
4%
Proteins
MARINE
92%
DAIRY
8%
Specialty Oils
MARINE
64%
PLANT
36%

Global Distribution Network



% of TTM 6/30/2015 Revenue
69%
N. AMERICA
15%
EUROPE
15%
ASIA
1%
S. AMERICA

Strategic & Vertical Business Model


DEVELOP
SOURCE
PROCESS
BLEND
PACKAGE
MARKET
& SELL

Value Proposition


LEADER IN PROTEIN & FATTY ACID INNOVATION
SUSTAINABLY SOURCED PRODUCTS
TRACEABILITY & TRUST
CUSTOMER DRIVEN PRODUCT DEVELOPMENT

Growth Objectives Focused on Value-Creation

CREATE SHAREHOLDER VALUE

GOAL

INCREASE PROFITS & CASH FLOWS

DECREASE EARNINGS VOLATILITY

RESULTS

NEW PRODUCTS & CAPABILITIES

IMPROVE OPERATING & CAPITAL EFFICIENCY

GROW SALES & CAPTURE MARKET SHARE

LEVERS

OMEGA PROTEIN®

OMEGA PROTEIN®


NEW YORK STOCK EXCHANGE

FINANCIAL HIGHLIGHTS

Financial Objectives Drive Capital Allocation

FINANCIAL OBJECTIVES

- GROW EARNINGS & CASH FLOWS
- REDUCE VOLATILITY
- REDUCE MAINTENANCE CAPITAL INTENSITY

CAPITAL ALLOCATION PRIORITIES

REINVEST IN THE BUSINESS			GROWTH	
Maintenance CapEX	Regulatory CapEX	Technology CapEX	Organic Growth	Mergers & Acquisitions

Investing in Growth and Diversification



TOTAL REVENUE
(MILLION U.S. $)
$350
$300
$250
$200
$150
$100
$50
$0
ANIMAL NUTRITION
FISH MEAL
FISH OIL
OTHER
HUMAN NUTRITION
FISH OIL
PLANT OIL
DAIRY PROTEIN
NUTRACEUTICALS
2010
6/30/15
TTM

OBJECTIVE 1:
Grow Earnings & Cash Flows

- New lines of business accelerate growth & diversify business
- Legacy business benefits from long term average annual price appreciation of over 8%

OBJECTIVE 2:
Reduce Volatility

- % of revenues from Fish Meal down from 69% to 41%
- % of revenues tied to OME's fish catch down from 100% to 65%

OBJECTIVE 3:
Reduce Maintenance Capital Intensity

- New lines of business require significantly less maintenance capital

Income Statement Highlights


REVENUE
Million U.S. $
$174
$252
$236
$244
$309
$338
2010
2011
2012
2013
2014
TTM 6/15
Animal
Human

Strong industry fundamentals yield healthy margins over time

Seasonal factors can create short-term volatility

Strong cash flow generation


GROSS MARGIN
Million U.S. $
28%
22%
18%
34%
25%
23%
$49
$55
$42
$83
$78
$77
2010
2011
2012
2013
2014
TTM 6/15
Gross Profit
Gross Margin


EBITDA
Million U.S. $
27%
18%
15%
31%
23%
19%
$47
$46
$36
$77
$70
$65
2010
2011
2012
2013
2014
TTM 6/15
EBITDA
EBITDA Margin

* See Appendix for a reconciliation of EBITDA to net income

Favorably Positioned vs. Peers

ADJUSTED EBIT* MARGIN
Million U.S. $



$60
$50
$40
$30
$20
$10
$0
25%
20%
15%
10%
5%
0%
18%
12%
7%
23%
16%
12%
$32
$30
$18
$55
$48
$41
2010
2011
2012
2013
2014
TTM 6/15
EBIT
EBIT Margin

despite volatility
OPERATING MARGINS compare
FAVORABLY to peers

PEER GROUP MEDIAN TTM EBIT %

13.1% Food Ingredients
11.5% Vitamins, Minerals & Supplements

7.5% Protein Processing
7.3% Dairy Products

4.7% Natural/Organic & Functional Foods
4.3% Agricultural Products
3.4 % Private Label

OMEGA PROTEIN®

* See Appendix for a reconciliation of Adjusted EBIT to net income; peer group data per Baird Global Food & Beverage Monthly, August 2015, median 6/30/15 EBIT margins

Balance Sheet Highlights

DEBT* BALANCE
Million U.S. $



$35
$31
$28
$24
$35
2010
2011
2012
2013
2014

*Debt includes capital leases

12/31/14 CREDIT METRICS

Debt: EBITDA	0.5x
Debt: Book Capital	12%
Available Liquidity	$65M

Strong Balance Sheet and Ample Liquidity provide **Financial Flexibility** to

WITHSTAND VOLATILITY

EXECUTE GROWTH STRATEGY

OMEGA PROTEIN®

OMEGA PROTEIN®



APPENDIX

Omega Protein Gross Profit Drivers



Animal Segment Gross Profit
$72.6M
29.8% of revenues
Human Segment Gross Profit
$5.0M
7.7% of revenues
Omega Protein Consolidated Gross Profit
$77.6M
25.1% of revenues

2014 Results Displayed

Animal Nutrition Gross Profit Drivers


REVENUE PER TON
$1,390
KEY DRIVERS
Market Prices
Forward Contracting
Product Mix
REVENUE
$243.8M
SALES VOLUME
175,362 tons
KEY DRIVERS
Production
Catch
Yield
Inventory Carryover
Animal Segment Gross Profit
$72.6M
29.8% of revenues
COST OF SALES
$171.2M
COST PER TON
$976
KEY DRIVERS
Catch
Yield
Production Costs
Product Mix
LEGEND
Key Input
2014 Results

Human Nutrition Gross Profit Drivers

REVENUE → $64.8M → **Human Segment Gross Profit**

KEY DRIVERS

- Plant Oil Sales
- Fish Oil Sales
- Dairy Protein Sales
- Other Nutraceutical Sales
- Tolling Revenues

GROSS MARGIN % → 7.7% → **Human Segment Gross Profit**

KEY DRIVERS

- Capacity Utilization
- Production Costs
- Market Prices
- Product Mix

Human Segment Gross Profit

$5.0M

7.7% of revenues

LEGEND

Key Input → 2014 Results

OME Key Historical Drivers

		2009	2010	2011	2012	2013	2014
	ANIMAL NUTRITION SEGMENT						
	FINANCIAL DRIVERS						
(A)	Fish Catch (short tons)	469,067	473,657	602,062	578,392	485,626	394,281
	Implied Total Yield	38.4%	37.0%	34.5%	33.6%	39.2%	35.1%
(C)	Total Production (tons)	180,109	175,468	207,763	194,197	190,146	138,209
(D)	Volume Sold	204,488	161,781	223,969	202,177	157,313	175,362
(E)	Revenue Per Ton	$ 845	$ 1,063	$ 1,052	$ 1,045	$1,355	$1,390
(F)	Cost per Ton	$ (807)	$ (764)	$ (832)	$ (859)	$(867)	$(976)
	FINANCIAL RESULTS ($ in millions)						
(G)=(D)*(E)[1]	Revenue	$ 172.7	$ 172.0	$ 236.5	$ 213.7	$213.2	$243.8
(H)=(D)*(F)[1]	Cost of Sales	$ (165.0)	$ (123.6)	$ (187.1)	$ (176.6)	$(136.1)	$(171.2)
(I)=(G)-(H)	Gross Profit	$ 7.7	$ 48.4	$ 49.4	$ 37.1	77.1	72.6
(J)=(I)/(G)	Gross Margin (Gross Profit as a Percent of Revenues)	4.4%	28.1%	20.9%	17.3%	36.2%	29.8%
	HUMAN NUTRITION SEGMENT						
	FINANCIAL DRIVERS ($ in millions)						
(K)	Revenues	$ 1.1	$ 1.8	$ 15.3	$ 22.0	$31.1	$64.8
(L)	Gross Margin	N.M.	46.2%	34.6%	22.8%	18.2%	7.7%
	Acquisitions		Cyvex (December, 2010)	InCon (September, 2011)		Wisconsin Specialty Protein (February, 2013)	Bioriginal (September, 2014)
	FINANCIAL RESULTS ($ in millions)						
(K)	Revenue	$ 1.1	$ 1.8	$ 15.3	$ 22.0	$31.1	$64.8
(M)=(K)-(N)	Cost of Sales	$ (0.6)	$ (1.0)	$ (10.0)	$ (17.0)	$(25.4)	$(59.8)
(N)=(K)*(L)	Gross Profit	$ 0.5	$ 0.8	$ 5.3	$ 5.0	5.7	5.0
(L)	Gross Margin	N.M.	46.2%	34.6%	22.8%	18.2%	7.7%
	Consolidated Financial Results ($ in millions)						
(O)=(G)+(K)	Revenue	$ 173.8	$ 173.8	$ 251.8	$ 235.7	$244.3	$308.6
(P)=(H)+(M)	Cost of Sales	$ (165.6)	$ (124.6)	$ (197.1)	$ (193.6)	$(161.5)	$(231.0)
(Q)=(O)-(P)	Gross Profit	$ 8.2	$ 49.2	$ 54.7	$ 42.1	82.8	77.6
(R)=(Q)/(O)	Gross Margin	4.7%	28.3%	21.7%	17.8%	33.9%	25.1%

OMEGA PROTEIN®

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Supply Not Keeping Up With Demand

GLOBAL FISH MEAL PRODUCTION



Thousand Metric Tons
6,226
5,868
5,092
5,052
4,972
4,903
4,569
5,653
4,564
4,676
4,182
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

GLOBAL FISH OIL PRODUCTION



Thousand Metric Tons
1,129
988
983
1,061
1,056
1,032
864
1,080
921
894
873
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

RISING DEMAND + FLAT SUPPLY = RISING PRICES

OMEGA PROTEIN REVENUE PER TON*
U.S. $



$561
$575
$661
$806
$978
$845
$1,063
$1,052
$1,045
$1,355
$1,390
Trailing 10-year CAGR
12.1%
10.3%
8.3%
10.5%
9.5%
2004
2006
2008
2010
2012
2014

OMEGA PROTEIN®

Source: "Yearbook of Statistics 2015", IFFO
* Excludes human nutrition segment

Regulation G Reconciliation

The following table provides a reconciliation of Adjusted EBIT and Adjusted EBITDA*, non-GAAP (Generally Accepted Accounting Principles) financial measures, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2010 , 2011, 2012, 2013, 2014 and the trailing twelve months ended June 30, 2015.

	2010	2011	2012	2013	2014	TTM 6/2015
Net Income (loss)	18	34	4	31	18	14
Reconciling items:						
Interest expense	2	2	1	1	1	2
Income tax provision (benefit)	10	18	7	15	12	10
Charge related to investigation	-	1	8	-	-	-
Net loss on disposal of assets	1	2	(2)	7	8	5
GCCF, 2008 and 2005 hurricane settlements	-	(27)	-	-	-	-
Impairment of intangible assets	-	-	-	-	5	5
Acquisition-related costs	1	-	-	1	4	5
Adjusted EBIT	32	30	18	55	48	41
Depreciation and amortization	15	16	18	22	22	24
Adjusted EBITDA	47	46	36	77	70	65

Regulation G Reconciliation

*Adjusted EBIT represents net income before interest expense, income tax, investigation charge, net loss on disposal of assets, the Gulf Coast Claims Facility (Deepwater Horizon claim) and 2008 and 2005 hurricane litigation settlements, impairment of intangible assets and acquisition-related costs. Adjusted EBITDA represents Adjusted EBIT before depreciation and amortization. The Company has reported Adjusted EBIT and Adjusted EBITDA because it believes Adjusted EBIT and Adjusted EBITDA are measures commonly reported and widely used by investors as indicators of a company's operating performance. The Company believes Adjusted EBIT and Adjusted EBITDA assist such investors in comparing a company's performance on a consistent basis. Adjusted EBIT and Adjusted EBITDA are not calculations based on GAAP and should not be considered alternatives to net income in measuring our performance or used as exclusive measures of cash flow because they do not consider the impact of working capital changes, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBIT and Adjusted EBITDA. While Adjusted EBIT and Adjusted EBITDA have been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBIT and Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBIT and Adjusted EBITDA as reported by other companies. Adjusted EBIT and Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBIT and Adjusted EBITDA are not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.